         As filed with the Securities and Exchange Commission on June 3, 1996
                                                 Registration No. 33-
- --------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM S-8
                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933
                                ---------------------
                          CENTERPOINT PROPERTIES CORPORATION
                (Exact name of registrant as specified in its charter)

         MARYLAND                                          36-3910279
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                       Identification Number)
                              401 NORTH MICHIGAN AVENUE
                                      30TH FLOOR
                               CHICAGO, ILLINOIS 60611
                                     312-346-5600
                (Address of registrant's principal executive offices)
                                ----------------------

       CENTERPOINT PROPERTIES CORPORATION 1995 RESTRICTED STOCK INCENTIVE PLAN
             CENTERPOINT PROPERTIES CORPORATION 1995 DIRECTOR STOCK PLAN
              CENTERPOINT PROPERTIES CORPORATION 1993 STOCK OPTION PLAN
                              (Full Title of the Plans)
                                ----------------------

                                  JOHN S. GATES, JR.
                                      PRESIDENT
                          CENTERPOINT PROPERTIES CORPORATION
                        401 NORTH MICHIGAN AVENUE, 30TH FLOOR
                               CHICAGO, ILLINOIS 60611
                                     312-346-5600
                       (Name and address of agent for service)
                                ----------------------
                                      COPIES TO:
                              RICHARD A. UNGARETTI, Esq.
                              JAMES T. EASTERLING, Esq.
                             Coffield Ungaretti & Harris
                        Three First National Plaza, Suite 3500
                               Chicago, Illinois 60602
                                     312-977-4400
                                ----------------------

                           CALCULATION OF REGISTRATION FEE


- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------
                                             PROPOSED            PROPOSED
                           AMOUNT             MAXIMUM            MAXIMUM             AMOUNT OF
 TITLE OF SECURITIES      TO BE           OFFERING PRICE        AGGREGATE          REGISTRATION
 TO BE REGISTERED      REGISTERED(1)        PER SHARE(2)    OFFERING PRICE(2)          FEE
- --------------------------------------------------------------------------------------------------
Common Stock             900,416               $24.25           $21,835,088           $4,367
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------


(1) Represents shares of Common Stock to be distributed pursuant to the Company's 1995 Restricted Stock Incentive Plan, 1995 Director Stock Plan and 1993 Stock Option Plan, respectively.
(2) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(c), based on the average high and low prices of the Common Stock as reported on the American Stock Exchange on May 28, 1996.

                                        PART I

                 INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants in the CenterPoint Properties Corporation 1995 Restricted Stock Incentive Plan, the CenterPoint Properties Corporation 1995 Director Stock Plan and the CenterPoint Properties Corporation 1993 Stock Option Plan, respectively, as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

Such document(s) are not being filed with the Commission but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                       PART II

                             INFORMATION REQUIRED IN THE
                                REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents previously filed by the Company with the Commission pursuant to the Exchange Act of 1934, and any amendments and supplements thereto, are incorporated herein by reference:

    (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 1-12630);

    (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (File No. 1-12630); and

    (c) The description of the Company's Common Stock set forth in the Company's Post-Effective Amendment No. 1 to Form S-3 registration statement filed with the Commission on March 22, 1995 (File No. 33-89630).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement.

ITEM 4.  DESCRIPTION OF SECURITIES

Not Applicable.


ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

Not Applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Articles of Incorporation and Bylaws authorize the Company to indemnify its present and former directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted by Maryland law. The Maryland General Corporation Law ("MGCL") permits a corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason their service in those capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and
(i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

The MGCL permits the charter of a Maryland corporation to include a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property or services, or (ii) a judgment or other final adjudication is entered in a proceeding based on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Company's charter contains a provision providing for elimination of the liability of its directors or officers to the Company or its stockholders for money damages to the maximum extent permitted by Maryland law from time to time.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

ITEM 8.  EXHIBITS

The following exhibits are filed as part of this registration statement:

    EXHIBIT        DESCRIPTION
    -------        -----------

      4.1          Form of certificate representing common stock (incorporated by reference from the Company's Registration Statement on
                   Form S-11 (File No. 33-69710)
      5*           Opinion Letter of Coffield Ungaretti & Harris regarding the validity of the securities being registered
    10.1           CenterPoint Properties Corporation 1995 Restricted Stock
                   Incentive Plan (incorporated by reference from the Company's
                   Form 10-Q for the fiscal quarter ended September 30, 1995
                   filed with the Commission on November 15, 1996)
    10.2           CenterPoint Properties Corporation 1995 Director Stock Plan
                   (incorporated by reference from the Company's Form 10-Q for the fiscal quarter ended September 30, 1995 filed with the
                   Commission on November 15, 1996)
    10.3           CenterPoint Properties Corporation 1993 Stock Option Plan
                   (incorporated by reference from Pre-Effective Amendment No.
                   2 to the Company's Registration Statement on Form S-11 (File
                   No. 33-69710))
    10.4           First Amendment to CenterPoint Properties Corporation 1993
                   Stock Option Plan (incorporated by reference from the
                   Company's Form 10-K for the fiscal year ended December 31,
                   1995 filed with the Commission on March 29, 1996)
    10.5*          Second Amendment to CenterPoint Properties Corporation 1993
                   Stock Option Plan
    23.1*          Consent of Coffield Ungaretti & Harris (included as part of
                   Exhibit 5)
    23.2*          Consent of Coopers & Lybrand L.L.P.
    24*            Powers of Attorney of Directors of the Company (included on signature page)
- ------------------------
*  Filed herewith.

ITEM 9.  UNDERTAKINGS

The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment of this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof; and

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15-d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 31st day of May, 1996.

                                  CENTERPOINT PROPERTIES CORPORATION,
                                  a Maryland corporation

                                  By:   /s/  John S. Gates, Jr.
                                     -------------------------------------
                                       John S. Gates, Jr., President and
                                       Chief Executive Officer

                                  By:   /s/  Paul S. Fisher
                                     -------------------------------------
                                       Paul S. Fisher, Executive Vice
                                    President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated. Each of the following persons does hereby authorize and designate John S. Gates, Jr., Paul S. Fisher and Robert L. Stovall, or any of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of such person, individually and in each capacity stated below, and to file any and all amendments to this registration statement, including any and all post-effective amendments.

        SIGNATURE               NAME AND TITLE                     DATE
        ---------               --------------                     ----

                             Martin Barber, Chairman
/s/   Martin Barber          and Director                       May 31, 1996
- ---------------------------
                             John S. Gates, Jr., President,
                             Chief Executive Officer and
/s/   John S. Gates, Jr.     Director                           May 31, 1996
- ---------------------------

                             Robert L. Stovall, Executive
                             Vice President, Chief
                             Operating Officer and
/s/   Robert L. Stovall      Director                           May 31, 1996
- ---------------------------
                             Nicholas C. Babson
/s/   Nicholas C. Babson     Independent Director               May 31, 1996
- ---------------------------
                             Alan D. Feld
/s/   Alan D. Feld           Independent Director               May 31, 1996
- ---------------------------
                             John J. Kinsella
/s/   John J. Kinsella       Independent Director               May 31, 1996
- ---------------------------

                             Thomas E. Robinson
/s/   Thomas E. Robinson     Independent Director               May 31, 1996
- ---------------------------

                                  INDEX TO EXHIBITS

EXHIBIT                  DESCRIPTION                                     PAGE

 *4.1      Form of certificate representing common stock

    5      Opinion Letter of Coffield Ungaretti & Harris regarding the     8
           validity of the securities being registered

**10.1     CenterPoint Properties Corporation 1995 Restricted Stock
           Incentive Plan

**10.2     CenterPoint Properties Corporation 1995 Director Stock Plan

***10.3    CenterPoint Properties Corporation 1993 Stock Option Plan

****10.4   First Amendment to CenterPoint Properties Corporation
           1993 Stock Option Plan

 10.5      Second Amendment to CenterPoint Properties Corporation         13
           1993 Stock Option Plan

 23.1 Consent of Coffield Ungaretti & Harris (included as part of Exhibit 5)

 23.2      Consent of Coopers & Lybrand L.L.P.                            14
  24       Powers of Attorney of Directors of the Company (included on signature page)
- -----------------------------
* Incorporated by reference from the Company's Registration Statement on Form S-11 (File No. 33-69710).

** Incorporated by reference from the Company's Form 10-Q for the fiscal quarter ended September 30, 1995 filed with the Commission on November 15, 1996.

*** Incorporated by reference from Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form S-11 (File No. 33-69710).

**** Incorporated by reference from the Company's Form 10-K for the fiscal year ended December 31, 1995 filed with the Commission on March 29, 1996.